                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                   AUGAT INC.
                (Name of Registrant as Specified In Its Charter)

                                   AUGAT INC.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                                   AUGAT INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 23, 1996

     Notice is hereby given that the Annual Meeting of Shareholders of Augat Inc. (the "Company") will be held at The Enterprise Room, State Street Bank and Trust Company, 5th Floor, 225 Franklin Street, Boston, Massachusetts, on Tuesday, April 23, 1996 at 1:30 P.M. for the following purposes:

     1. To elect two Directors in Class II to serve until the 1999 Annual Meeting of Shareholders or until their successors are elected and qualify.

     2. To consider and act upon a proposal to approve the 1996 Stock Plan.

     3. To consider and act upon a proposal to approve the 1996 Stock Retainer Plan for Nonemployee Directors.

     4. To consider and act upon a proposal to approve the 1996 Stock Bonus Plan for Senior Executives.

     5. To consider and act upon a proposal to ratify the employment of Deloitte & Touche LLP as the Company's auditor for 1996.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 1, 1996 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and at any adjournment thereof.

     Attention is directed to the Proxy Statement printed on the following pages.

                                          By order of the Board of Directors

                                          Thomas E. Neely, Clerk

March 25, 1996

                             YOUR VOTE IS IMPORTANT

             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                                   AUGAT INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 1996

SOLICITATION OF PROXIES

     This Proxy Statement is being furnished on or about March 25, 1996 to all shareholders of Augat Inc. (the "Company") of record on March 1, 1996 in connection with the solicitation by the Board of Directors of the Company of proxies, in the form enclosed, for use at the annual meeting of shareholders to be held on April 23, 1996, and at any adjournments thereof. Any proxy may be revoked at any time prior to its exercise by a written notification of such revocation addressed to the Clerk at the Company's principal office or by signing another proxy of a later date or by personally voting at the meeting of shareholders. The Company's principal office is at 89 Forbes Boulevard, Post Office Box 448, Mansfield, Massachusetts 02048. EACH PROXY WILL BE VOTED FOR ALL PROPOSALS IF NO CONTRARY INSTRUCTION IS INDICATED IN THE PROXY.

     The Annual Report of the Company for the year ended December 31, 1995 including financial statements is being sent to shareholders with this Proxy Statement, but is not to be considered a part of the proxy solicitation material.

     At the close of business on March 1, 1996, the record date for determining the shareholders entitled to vote at the annual meeting, there were outstanding 19,806,450 shares of the common stock, $.10 par value, of the Company entitled to vote with respect to the matters to be considered at the meeting. Each share has the right to one vote.

     A majority in interest of the issued and outstanding common stock entitled to vote constitutes a quorum at the annual meeting. The affirmative vote of the holders of a plurality of the shares of common stock present or represented at the annual meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of common stock present or represented at the annual meeting is required for the approval of the 1996 Stock Plan, the 1996 Stock Retainer Plan for Nonemployee Directors, the 1996 Stock Bonus Plan for Senior Executives and the ratification of the selection by the Board of Directors of Deloitte & Touche LLP as the Company's auditor for 1996. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the annual meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

     The cost of soliciting proxies will be borne by the Company. The Company has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072, to aid in the solicitation of proxies. For these services, the Company will pay Corporate Investor Communications, Inc. a fee of $4,500 and reimburse it for certain out-of-pocket disbursements and expenses. In addition, the officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. The Company will also request stockbrokers, banks and other fiduciaries to forward proxy material to their principals or customers who are the beneficial owners of shares, and will reimburse them for their expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 1, 1996, with respect to the beneficial ownership of the Company's common stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of common stock, (ii) each executive officer of the Company named in the Summary Compensation Table set forth in this Proxy Statement and
(iii) all directors and officers of the Company as a group.

                                                                                        PERCENT OF
                                                                        SHARES          OUTSTANDING
 NAME AND ADDRESS                                                    BENEFICIALLY         COMMON
OF BENEFICIAL OWNER                                                     OWNED            STOCK(1)
-------------------                                                  ------------       -----------
Fidelity Management & Research Group...............................     1,291,720(2)        6.4
  82 Devonshire Street
  Boston, Massachusetts 02109
Jurika & Voyles Inc. ..............................................     1,258,675(2)        6.3
  1999 Harrison Street
  Lake Merritt Plaza
  Suite 700
  Oakland, CA 94612
Norwest Corporation................................................     1,089,690(2)        5.4
  Norwest Center
  Sixth and Marquette
  Minneapolis, Minnesota 55479
Brandywine Asset Management, Inc...................................       990,245(2)        5.0
  3 Christina Centre
  201 North Walnut Street, Suite 1200
  Wilmington, Delaware 19801
William R. Fenoglio................................................        66,000(3)         (a)
  President and Chief Executive Officer
Larry E. Buffington................................................        28,250(3)         (a)
  Vice President and General Manager
  Communication Products Business
Sam Smookler.......................................................         7,500(3)         (a)
  Vice President and General Manager
  Interconnection Products Business
L. Ronald Hoover...................................................        24,602(3)         (a)
  Vice President Business and
  Technology Development
Anthony F. Lefkowicz...............................................        22,075(3)         (a)
  Vice President and General Manager
  Wiring Systems and Components Business
All directors and officers as a group (25 persons).................       670,883(4)        3.3

---------------
(a) Less than one percent

(1) Including as shares outstanding those which officers and directors may acquire within 60 days upon the exercise of stock options.

(2) The above information is based upon a Schedule 13D or 13G filed with the Securities and Exchange Commission as of December 31, 1995.

(3) The amounts include the following shares that may be acquired within 60 days pursuant to outstanding stock options: William R. Fenoglio, 25,000 shares; Larry E. Buffington, 17,250 shares; Sam Smookler, 5,000 shares; L. Ronald Hoover, 17,450 shares; and Anthony F. Lefkowicz, 18,075 shares.

(4) The number of shares stated as being beneficially owned by all directors and officers as a group includes 273,187 shares with respect to which beneficial ownership may be acquired within 60 days upon the exercise of such options, and includes an aggregate of 209,629 shares believed to be beneficially owned by spouses, relatives sharing their homes or by trusts with which directors or officers are associated. See footnotes to the information concerning directors on page 4. The inclusion of such shares does not constitute an admission by such directors or officers that they are beneficial owners of these shares.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be three classes of directors as nearly equal in number as possible, with one class elected each year to serve for a term of three years. The term of office of directors in Class II expires this year. Vernon R. Alden, Samuel S. Dennis, 3d and Thomas L. King will not seek re-election to the Board at the annual meeting. Messrs. Alden and Dennis had seventeen and twenty-seven years of service, respectively. The Board of Directors has set the number of directors in Class II at two, and it is proposed that the following individuals be elected to the Board of Directors in that class:

                  John D. Curtin, Jr. and Thomas C. McDermott

     UNLESS THE ENCLOSED PROXY IS MARKED TO INDICATE A VOTE AGAINST ANY ONE OR MORE OF THE NOMINEES, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE TO ELECT AS DIRECTORS IN CLASS II THE INDIVIDUALS NAMED ABOVE.

     In the event that any nominee for election should become unavailable, the persons acting under the proxy may vote for the election of a substitute as may be determined by the Board of Directors or a vacancy may be left to be filled subsequently by the Board of Directors. The Company has no reason to believe that any nominee will become unavailable. The enclosed proxy cannot be voted for a greater number of persons than two.

     Information about each nominee and each other director whose term continues after the meeting, and their beneficial ownership of the Company's common stock at March 1, 1996, is as follows:

                                                                        SHARES OF        PERCENTAGE
                                                           FIRST       COMMON STOCK          OF
                                                           BECAME      BENEFICIALLY     OUTSTANDING
         NAME AND PRINCIPAL OCCUPATION            AGE     DIRECTOR        OWNED         COMMON STOCK
------------------------------------------------  ---     --------     ------------     ------------
Class II Nominees -- Term to Expire in 1996
John D. Curtin, Jr.*............................   63       1994            4,500(1)         (a)
  Chairman and Chief Executive Officer,
  Cabot Safety Corporation
Thomas C. McDermott.............................   59       1996           --                (a)
  Chairman, President and Chief Executive
  Officer,
  Gould Pumps, Inc.
Class I Directors -- Term to Expire in 1997
Bruce L. Crockett*..............................   51       1994            3,000(1)         (a)
  President and Chief Executive Officer,
  COMSAT Corporation
Marcel P. Joseph#...............................   60       1988          142,639(2)         (a)
  Chairman of the Board
Alan J. Zakon#*.................................   60       1989           13,000(1)         (a)
  Director of several corporations,
  Former Chairman, Boston Consulting Group

                                                                                SHARES OF        PERCENTAGE
                                                                   FIRST       COMMON STOCK          OF
                                                                   BECAME      BENEFICIALLY     OUTSTANDING
NAME AND PRINCIPAL OCCUPATION                             AGE     DIRECTOR        OWNED         COMMON STOCK
-----------------------------                             ---     --------     ------------     ------------
Class III Directors -- Term to Expire in 1998
William R. Fenoglio....................................   56        1994         66,000(1)          (a)
  President and Chief Executive Officer
Jerald G. Fishman+.....................................   50        1992          5,000(1)          (a)
  President and Chief Operating Officer,
  Analog Devices, Inc.
John N. Lemasters+.....................................   62        1988          6,750(1)          (a)
  Director of several corporations,
  Former Chief Executive Officer, Contel Corporation
David V. Ragone#*......................................   65        1979         12,000(1)          (a)
  Partner -- Ampersand
  Specialty Materials Ventures and Senior Lecturer,
  Department of Materials Science,
  Massachusetts Institute of Technology

---------------
+   Member of Compensation Committee

*   Member of Audit Committee

#   Member of Nominating Committee

(a) Less than one percent

(1) For all directors (other than Mr. Joseph), includes the beneficial ownership of options which may be exercised within 60 days as follows: Mr.
    Curtin -- 2,500 shares; Mr. Crockett -- 2,500 shares; Mr. Zakon -- 7,500 shares; Mr. Fenoglio -- 25,000 shares; Mr. Fishman -- 5,000 shares; Mr. Lemasters -- 6,250 shares; Mr. Ragone -- 6,250 shares.

(2) Includes 1,000 shares owned by Mr. Joseph's wife as to which he disclaims any beneficial interest and 73,000 shares which he has the right to acquire within 60 days upon the exercise of stock options.

     During the past five years each director has had the principal occupation or employment shown on the table except as follows:

     Mr. Curtin has been Chairman of the Board and Chief Executive Officer of Cabot Safety Corporation since April 1994. He was Executive Vice President of Cabot Corporation for the period October 1992 to July 1995 and served on its Board of Directors. He was Executive Vice President and Chief Financial Officer of that corporation for the period July 1989 to October 1992.

     Mr. McDermott has been Chairman of the Board of Gould Pumps, Inc. since May 1995 and President and Chief Executive Officer of that corporation since June 1994. For the period 1986 to 1993, he was with Bausch & Lomb, Inc. serving as President and Chief Operating Officer of that corporation. He became a director of the Company effective February 1996.

     Mr. Crockett has been President and Chief Executive Officer of COMSAT since February 1992 and he serves on its Board of Directors. He was President and Chief Operating Officer of that corporation for the period April 1991 to February 1992. For the four years prior to that he was President COMSAT World Systems Division.

     Mr. Joseph was elected Chairman of the Board effective February 28, 1989. He was elected President and Chief Executive Officer of the Company on February 29, 1988 and retired as President and Chief Executive Officer on December 20, 1994.

     Mr. Zakon has been non-executive Vice Chairman of the Board, Autotote Corporation since May 1995. He was Managing Director, Bankers Trust Company from May 1989 to April 1995.

     Mr. Fenoglio was elected President and Chief Operating Officer of the Company on September 6, 1994 and on December 20, 1994, he was elected Chief Executive Officer of the Company. For the period 1985 to 1994, he was with the Barnes Group, Inc. serving as President and Chief Operating Officer of that corporation from 1985 to 1991 and Chief Executive Officer from 1991 to 1994. For twenty-four years prior to that he was with the General Electric Company serving in various management positions, the last being Vice President and General Manager of the Motor Division.

     Mr. Fishman has been President and Chief Operating Officer of Analog Devices, Inc. since November 1991 and he serves on its Board of Directors. He served as Executive Vice President of that corporation for the period August 1988 to November 1991.

     Mr. Lemasters was Chairman of the Board, President and Chief Executive Officer of Computer Products, Inc. from March 1988 to August 1994. Previously, he served as President and Chief Executive Officer of Contel Corporation.

     Mr. Ragone has been Partner -- Ampersand Specialty Materials Ventures since April 1992 and was General Partner of Ampersand from May 1989 to April 1992. Since July 1987 he has been Senior Lecturer, Department of Materials Science, Massachusetts Institute of Technology.

     In addition, certain of these individuals serve as directors of other publicly-held corporations as follows:

     Mr. Curtin is a director of Imperial Holly Corporation.

     Mr. McDermott is a director of A.T. Cross Company.

     Mr. Crockett is a director or trustee of funds of The AIM Management Group, Inc. and a director of Ascent Entertainment Group and ACE Limited.

     Mr. Joseph is a director of Barnes Group, Inc.

     Mr. Zakon is a director of Arkansas-Best Freight Corporation, Autotote Corporation and Hechinger Corporation.

     Mr. Fenoglio is a director of Southern New England Telephone Co.

     Mr. Fishman is a director of Kollmorgen Corp. and SQA Inc.

     Mr. Lemasters is a director of Computer Products Inc. and Dialogic Inc.

     Mr. Ragone is a director of Cabot Corporation and SIFCO Industries Incorporated.

BOARD AND COMMITTEE MEETINGS

     In 1995 the Company's Board of Directors held seven meetings. Each incumbent director attended more than 85% of the aggregate number of such meetings. With respect to meetings of committees of the Board, each committee member attended all the meetings of the committee of which he was a member.

     The Audit Committee, consisting of Messrs. Crockett (Chairman), Curtin, Ragone, and Zakon, held three meetings during the year. The Audit Committee reviews with the auditors the scope of the audit work performed and questions arising in the course of such work, and inquiries as to other pertinent matters such as the adequacy of internal accounting controls, financial reporting, security and personnel staffing.

     The Compensation Committee, which is responsible for determining the compensation for the key executives of the Company and its subsidiaries, held three meetings during the year. Its membership consists of Messrs. Alden (Chairman), Dennis, Fishman, King and Lemasters.

     The Nominating Committee, consisting of Messrs. Ragone (Chairman), Alden, Joseph, King and Zakon, held one meeting during the year. The duties of the Committee are to recommend the criteria for the composition and size of the Board and to seek out and recommend nominees for Directors to be submitted to a vote of shareholders. The Committee will consider nominees recommended in writing by shareholders if certain information is provided regarding the nominees. Recommendations must be received on or before November 25, 1996. Shareholders who wish to recommend nominees for directors should submit such recommendations to the Company's Clerk, 89 Forbes Boulevard, P.O. Box 448, Mansfield, Massachusetts 02048, who will forward such recommendations to the Nominating Committee.

COMPLIANCE WITH SECTION 16(A) OF SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1995 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that a report of change in ownership of common stock was filed late by the Company on behalf of Mr. Larry Buffington, Vice President and General Manager, Communication Products Business.

EXECUTIVE COMPENSATION

                         COMPENSATION COMMITTEE REPORT

EXECUTIVE COMPENSATION PHILOSOPHY

     The Company's executive compensation program is designed to align executive compensation with financial performance, business strategies and Company values and objectives. This program seeks to enhance the profitability of the Company, and thereby enhance shareholder value, by linking the financial interests of the Company's executives with those of the shareholders. Under the guidance of the Company's Compensation Committee of the Board of Directors, the Company has developed and implemented an executive compensation program to achieve these objectives while providing executives with compensation opportunities that are competitive with companies of comparable size in related industries.

     In applying this philosophy, the Compensation Committee has established a program to accomplish the following objectives:

     - attract and retain executives of outstanding abilities who are critical to the long-term success of the Company.

     - reward executives for achievement of Company goals.

     - reward executives for long-term strategic management and the enhancement of shareholder value by providing equity ownership in the Company.

     - align executive and shareholder interest by requiring ownership of Company stock.

     Through these objectives, the Company integrates its compensation programs with its annual and long-term strategic planning.

EXECUTIVE COMPENSATION PROGRAM

     The Compensation Committee, which is comprised solely of non-employee Directors, approves the executive compensation program on an annual basis, including specified levels of compensation for all executive officers. The Company's executive compensation program has been designed to implement the objectives described above and is comprised of the following fundamental three elements:

     - a base salary that is determined by individual contributions and sustained performance within an established competitive salary range.

     - an annual cash bonus that is directly tied to corporate and business unit financial performance measures as well as the achievement of individual business-related objectives.

     - a long-term incentive program that rewards executives when shareholder value is created through an increase in the market value of the Company's common stock or through significant performance achievements that enhance the long-term success of the Company. Stock option grants and restricted stock unit awards focus executives on managing the Company from the perspective of an owner with an equity position in the business.

     Each of these three elements of compensation is discussed below.

     Base Salary. Base salary levels for the Company's executive officers are determined based primarily on salary levels at companies of comparable size within the electronics and electrical industry. Salary data for such determinations is obtained through established outside independent services, specializing in compensation surveys representing a significant number of comparable industry companies. Based upon these independent compensation surveys, the Company establishes a base salary range for each executive officer. The mid-point of each of the Company's executive officer's salary range is competitive with the level of compensation for the comparable position reported in the surveys.

     Salaries for executive officers are reviewed by the Compensation Committee on an annual basis. In determining salary adjustments, the Compensation Committee considers individual performance and contributions to the Company as well as the executive officer's position within the base salary range.

     Annual Incentive Compensation. Annual incentives for the Company's executive officers are intended to reflect the Company's belief that management can make significant contributions to enhance shareholder value by achieving Company objectives and maximizing earnings. Accordingly, the Company has developed a management bonus plan that awards cash bonuses based on the achievement of certain objectives relating to profit-before-tax ("PBT") and earnings per share ("EPS"). Under this program, bonus awards consist of mandatory and discretionary segments, with such segments comprising 75% and 25%, respectively, of the potential award for each participant. The discretionary segment of an award is based on individual accomplishments measured against certain non-budgeted objectives (primarily inventory turns, expenses, capital, customer service, market share, safety and environmental compliance and program management) and exceptional contributions to the Company.

     Bonuses for executive officers are awarded under this program based upon PBT and EPS at the corporate level and based on PBT at the Company's various divisional levels. Each division of the Company is assigned a PBT objective. Bonuses for participants in the bonus program at the divisional level are based 70% on the division objective and 30% on the Corporate objective. Additionally, each division's PBT result is adjusted, either positively or negatively, on how well assets related to accounts receivable, accounts payable and inventory are managed.

     No participants are eligible for a bonus until a minimum threshold of 75% of the targeted corporate and divisional objectives in any given year are achieved. Attainment of thresholds of 75%, 80% or 90%, respectively, of the targeted objectives results in bonus eligibility of 25%, 40% and 70%, respectively, of targeted bonus awards for such year. For each participant in the bonus program, targeted bonus awards in any given year are determined by multiplying a target incentive percentage by such participant's base salary. Target incentive percentages increase for higher positions within the Company.

     The Compensation Committee meets in February of each year to review the results for the prior fiscal year ending December 31. Bonuses, if any, are determined at this time and paid based on the prior year's performance. Bonuses were paid to all executive officers in 1995 based upon 1994 results. In February 1996, the Committee awarded bonuses to eligible executive officers, based upon achieving certain financial objectives. Such bonus amounts are included in the Summary Compensation Table for each named executive.

     The Company believes that this bonus program provides an important link between shareholder value and incentives paid to executive officers.

     In accordance with the Compensation Committee's policy of aligning the interests of executives with the interests of shareholders, 50% of an executive's bonus will be paid in the form of Augat common stock and 50% will be paid in cash. Any bonus deferred under the Deferred Compensation Plan will be credited to the account of an executive in units of Augat common stock. See Proposal No. 4 for greater details. The 1995 bonus was paid in a similar manner except that executives could allocate the 50% stock portion between their deferred and nondeferred bonuses.

     Long-Term Incentive Compensation. The Company's long-term incentive compensation program is implemented through the grant of stock options and restricted stock awards. This program is intended to align executive interests with the long-term interests of shareholders by linking executive compensation with shareholder enhancement. In addition, the program motivates executives to improve long-term stock market performance by allowing them to develop and maintain a significant, long-term equity ownership position in the Company's common stock. Stock options are granted at prevailing market rates and will only have value if the Company's stock price increases in the future. Stock option grants vest in equal annual amounts over a five-year period. Further, executives must be employed by the Company at the time of vesting in order to exercise the options. To date, restricted stock awards have been minimal and have been limited to individuals whose performance the Company believes can significantly improve Company earnings.

     The Company employs a formula to determine the number of shares subject to option grants to executive officers in any given year. The targeted number of shares to be covered by such option grants to each participant is based upon a long-term compensation factor multiplied by base salary and then divided by the present value of an assumed discounted future appreciation of the common stock. The long-term compensation factor is based on the compensation survey data for similar positions with companies of comparable size in related industries.

     Stock option awards are determined in December of each year by the Compensation Committee (based upon the established range for each individual), upon consideration of management recommendations for each participant, financial results for the current fiscal year and prior stock option awards. With respect to the Chief Executive Officer, the Compensation Committee reviews his performance and determines an appropriate award, if any.

     Stock Ownership Requirements. In accordance with the Compensation Committee's policy of furthering the alignment of the interests of the executives with the interests of the shareholders, the Compensation Committee has instituted stock ownership requirements for officers. Each officer, except the Chief Executive Officer, will be required to own Augat common stock equivalent in value to one times his or her base compensation. The ownership requirement for the Chief Executive Officer is three times his base compensation. These requirements must be met no later than the year 2000 or, in the case of new officers, five years after becoming an officer. All common stock of Augat in which an executive has a beneficial interest will be counted. Thus, common stock in which the officer has an interest individually under the Company's 401(k) plan or in notational units under the Deferred Compensation Plan will be taken into account.

     Chief Executive Officer Compensation. The Compensation Committee evaluates the performance of the Chief Executive Officer on an annual basis and reports its assessment to the outside members of the Board of Directors. The Committee's assessment of the Chief Executive Officer is based on a number of factors, including the following: achievement of short- and long-term financial and strategic targets and objectives, considering factors such as sales, earnings per share and PBT; Company position within the industries in which it competes, including market share; overall economic climate and individual contribution to the Company.

     On September 6, 1994, the Company entered into an Employment Agreement with William R. Fenoglio pursuant to which Mr. Fenoglio will serve as President and Chief Operating Officer and, since December 20, 1994, as Chief Executive Officer. The Agreement provides for a three-year term, renewable for a subsequent two-year period. Mr. Fenoglio will receive a minimum annual salary of $400,000, as well as retirement, insurance, medical and other fringe benefits. Mr. Fenoglio was awarded a bonus of $80,000 in February 1996 based upon the achievement of PBT and EPS objectives discussed above under "Annual Incentive Compensation." The award of this bonus reflected the achievement of certain financial performance objectives which established eligibility for approximately one-third of the target bonus award.

COMPLIANCE WITH THE INTERNAL REVENUE CODE SECTION 162(M).

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid during any year to the corporation's Chief Executive Officer and four other most highly compensated executive officers. The Company intends to comply with the provisions of Section 162(m).

COMPENSATION COMMITTEE

        Vernon R. Alden, Chairman*
        Samuel S. Dennis 3d*
        Jerald G. Fishman
        Thomas L. King*
        John N. Lemasters

* Retiring from the Company's Board of Directors as of this annual meeting.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief
Executive Officer and each of the Company's four other most highly compensated officers, based on salary and bonus earned during 1995.

                                                                                  LONG TERM
                                                                           COMPENSATION AWARDS
                                         ANNUAL COMPENSATION               -----------------------
                              ------------------------------------------   RESTRICTED    NUMBER OF
                                                            OTHER ANNUAL     STOCK      SECURITIES    ALL OTHER
                                                            COMPENSATION     AWARDS     UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)      ($)(1)        ($)(2)       OPTIONS       ($)(3)
---------------------------   ----   ---------   --------   ------------   ----------   ----------   ------------
William R. Fenoglio......     1995   $400,000    $ 80,000       --           $ 89,400      50,000       $18,900
  President and Chief         1994    130,400     115,000       --            347,250     100,000           113
  Executive Officer (4)       1993         --          --       --                 --          --            --

Larry E. Buffington......     1995    221,666      55,000       --             35,760      20,000         7,797
  Vice President and          1994    200,833     110,000       --             63,090      20,000         9,109
  General Manager --          1993    176,666     126,000       --             48,120      15,000         1,259
  Communications
  Products Business

Sam Smookler.............     1995    186,154      85,000       --             26,820      32,500         1,437
  Vice President and
  General Manager --
  Interconnection
  Products Business(5)

L. Ronald Hoover.........     1995    238,500      31,000       --                 --      16,500         9,115
  Vice President              1994    238,500      65,000       --                 --      11,800        11,791
  Business and                1993    236,250          --       --             36,090       7,000         2,726
  Technology
  Development

Anthony F. Lefkowicz.....     1995    266,666          --       --                 --          --         9,542
  Vice President and          1994    248,083     126,000       --             21,030      21,300        14,096
  General Manager --          1993    236,250     194,250       --             36,090      13,000         3,205
  Wiring Systems and
  Components Business

---------------
(1) While officers receive certain executive perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

(2) The following named executive officers were awarded restricted stock in the indicated amounts and values (valued at $17.88 per share at February 1, 1996).

                                                            NO. OF SHARES          VALUE
                                                            -------------         -------
        Mr. Fenoglio......................................      5,000             $89,400
        Mr. Buffington....................................      2,000              35,760
        Mr. Smookler......................................      1,500              26,820

     Dividends are paid to all recipients of restricted stock awards at the same time and at the same rate as paid to all shareholders. The values are calculated without giving effect to the diminution in value attributable to the restrictions on such stock. The number and value of the aggregate restricted stock holdings as of December 31, 1995, based on the closing market price of the Common Stock on December 29, 1995 of $17.13, are as follows:

                                                           NO. OF SHARES          VALUE
                                                           -------------         --------
        Mr. Fenoglio.....................................      20,000            $342,600
        Mr. Buffington...................................       6,334             108,501
        Mr. Smookler.....................................       1,000              17,130
        Mr. Hoover.......................................       2,000              34,260
        Mr. Lefkowicz....................................       4,000              68,520

(3) Amounts reported in this column for 1995 are comprised of the following items:

                                                                                     VALUE OF
                                        MATCH-SAVINGS AND        INTEREST          SPLIT-DOLLAR
                                           RETIREMENT            DEFERRED         LIFE INSURANCE
                                             PLAN(a)          COMPENSATION(b)      PREMIUMS(c)
                                        -----------------     ---------------     --------------
        Mr. Fenoglio..................       $1,062               $  433             $17,405
        Mr. Buffington................        1,284                1,083               5,430
        Mr. Smookler..................           --                    8               1,429
        Mr. Hoover....................        1,302                  298               7,515
        Mr. Lefkowicz.................           --                3,905               5,637

---------------

          (a) Represents the Company's matching contribution of Common Stock under the Savings and Retirement Plan.

          (b) Represents the portion of interest earned on certain deferred compensation above 120% of the applicable federal rate.

          (c) Represents the present value calculated for the net premiums paid by the Company and treated as an interest-free loan.

(4) Elected President and Chief Operating Officer, effective September 6, 1994 and elected Chief Executive Officer, effective December 20, 1994.

(5) Elected Vice President and General Manager -- Interconnection Products Business, effective February 7, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants in calendar year
1995 to each of the named executive officers.

                                       INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE
                             -------------------------------------                       VALUE AT ASSUMED
                              NUMBER OF     PERCENTAGE                                  ANNUAL RATES OF
                              SECURITIES     OF TOTAL                                     STOCK PRICE
                              UNDERLYING     OPTIONS      EXERCISE                      APPRECIATION FOR
                               OPTIONS      GRANTED TO    OR BASE                        OPTION TERM(2)
                               GRANTED     EMPLOYEES IN    PRICE     EXPIRATION   --------------------------
           NAME                  (1)       FISCAL YEAR    ($/SH)        DATE         5%($)         10%($)
---------------------------   ----------   ------------   --------   ----------   -----------   ------------
William R. Fenoglio........     50,000(3)     10.1%        $15.25    12/19/2000   $   213,500   $    465,000
Larry E. Buffington........     20,000         4.5          15.25    12/19/2000        85,400        186,000
Sam Smookler...............     15,000         3.4          19.63     4/25/2000        82,500        179,550
                                17,500         3.6          15.25    12/19/2000        74,725        162,750
L. Ronald Hoover...........     16,500(3)      3.3          15.25    12/19/2000        70,455        153,450
Anthony F. Lefkowicz.......         --          --             --            --            --             --
All Shareholders...........        N/A         N/A            N/A           N/A    88,013,000    191,850,000
All Optionees..............    485,400(3)      100         $15.90            --     2,160,000      4,708,000
Optionee Gain as % of all
  Shareholders Gain........        N/A         N/A            N/A           N/A           2.5%           2.5%

---------------
(1) The options set forth above become exercisable on a cumulative basis in installments as to 25% of the shares commencing one year after the date of grant with the balance becoming exercisable in three installments of 25% per year thereafter.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock and the date on which the options are exercised.

(3) Includes options granted under the 1996 Stock Plan which are subject to shareholder approval at this annual meeting (Mr. Fenoglio, 17,000 shares; Mr. Hoover, 5,500 shares; and all optionees, 40,000 shares).

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

     The following table provides information on option exercises in calendar year 1995 by the named executive officers and the value of such officers' unexercised options at December 31, 1995.

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 SHARES                        OPTIONS AT FY-END(#)             AT FY-END($)(1)
                              ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                          EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          ------------   ------------   -----------   -------------   -----------   -------------
William R. Fenoglio.........         --              --        25,000        108,000            --        $61,875
Larry E. Buffington.........     12,250        $123,312        17,250         47,250       $45,219         64,906
Sam Smookler................         --              --         1,250         36,250            --         32,813
L. Ronald Hoover............     11,000          68,531        17,450         28,100        74,844         47,031
Anthony F. Lefkowicz........     17,000         204,488        18,075         27,225        63,156         27,156

---------------
(1) The closing price for the Company's common stock as reported by the New York Stock Exchange on December 29, 1995 was $17.13 per share. Value is calculated on the basis of the difference between the option exercise price and $17.13 multiplied by the number of shares of common stock underlying the option.

STOCK PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's common stock during the five years ended December 31, 1995 with the cumulative total return on the S&P 500 Index and Peer Group Index. The Peer Group Index consists of Amp, Inc., Amphenol Corp., Methode Electronics, Inc., Molex Inc., Robinson Nugent Inc. and Thomas & Betts Corp. The comparison assumes $100 was invested on January 1, 1991 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

                                 [LINE GRAPH]

  Measurement Period
(Fiscal Year Covered)         Augat Inc.        S&P 500       Peer Group
---------------------         ----------        -------       ----------

1990                            $100.00         $100.00        $100.00
1991                              96.70          130.47         140.00
1992                             125.30          140.41         143.36
1993                             198.84          154.56         168.60
1994                             206.48          156.60         203.25
1995                             188.94          215.45         222.95

SEVERANCE AGREEMENTS

     The Board of Directors of the Company in 1989 approved Severance Agreements for all corporate officers elected by the Board of Directors. The Board has further provided that the Severance Agreements may be extended to other executives subject to its approval.

     The purpose of the Agreements is to assure the continued dedication of such executives of the Company to their duties in the event of an unsolicited tender offer. In the event of a "change in control" of the Company, and the termination of the executive's employment by the Company at any time within the 36-month period thereafter (other than for cause or disability) or by the executive for good reason (as defined in the Agreement), the executive shall be eligible to receive a cash severance payment equal to the executive's full base salary plus any other amounts earned through the date of termination, plus an additional lump sum cash payment equal to one-twelfth of the executive's annual base salary and bonuses multiplied by the number of months remaining after the date of termination in the 36-month period that commenced upon the date of the change in control; provided, however, that the minimum payment will be 12 months if the termination occurs within the 36-month period after a change in control. In addition, for 12 months after termination, the Company shall arrange to provide each executive with life, disability, accident and health insurance benefits similar to those previously maintained (subject to offset for any equivalent benefits obtained from another employer during this period).

     A "change in control" for the purpose of the Agreements includes any change in control during the term of the Agreements. A change in control will be deemed to have occurred if (a) a person acquires 30% or more of the voting power of the Company's Common Stock, (b) if during any two consecutive years ending during the term of the Agreements the Board members at the beginning of such period cease to constitute a majority of the Board, (c) the stockholders approve a merger or consolidation (other than recapitalizations or where the Company's common stock would represent more than 80% of the voting power of the resulting or surviving entity), or (d) the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company's assets.

DIRECTORS' COMPENSATION

     The Company's directors who are not full-time employees of the Company are reimbursed for their expenses and receive a fee of $15,000 per year. In addition, all such directors are compensated at the rate of $1,400 for each directors' meeting attended and $1,000 for each committee meeting attended, with the Chairmen of the various committees being compensated at the rate of $1,250 for each meeting attended. Each non-employee director receives a mandatory grant of options to purchase 5,000 shares of common stock at fair market value, on the date he or she is elected, or reelected, to the Board of Directors. Such options are for a five year term and vest 25% after one year with an additional 25% for each subsequent year. Non-employee directors are not eligible to receive awards of restricted stock, stock appreciation rights or any other options.

     Under a deferred compensation plan for directors, each director has an option to make an annual election to defer his compensation as a director and to receive the deferred amounts in shares of the Company's common stock or cash either after he ceases to be a director or after he retires from his principal occupation. All deferred compensation is credited quarterly in shares of stock of the Company based on their market value on the last day of each quarter. Dividends paid by the Company are credited to the participants in the plan in amounts equal to the cash dividends which the participant would have received had he been the owner of the number of shares credited to his stock unit account on the dates of payment. Messrs. Curtin and Lemasters elected to participate in this plan for 1995. As of December 31, 1995, the following named directors had deferred stock units; Mr. Curtin, 2,054; Mr. Lemasters, 10,631; Mr. Ragone, 13,890; and Mr. Zakon, 6,404.

     The Company has established the Directors' Pension Plan to provide a retirement benefit to each present or future non-employee Director who has served as a non-employee Director for at least five years. The benefit for an eligible individual begins when he or she ceases to serve on the Board or at a future designated age elected by the retiree. The annual benefit is determined by multiplying the annual Board retainer in effect at the time the eligible individual ceased to serve on the Board, by a fraction, the numerator of which is the number of years of service for the Company as a non-employee Director or officer of the Company and the denominator of which is ten. The benefit will be paid for a period equal to the number of years and full months the non-employee Director served on the Board as a non-employee Director or for life, whichever is shorter. In the year of death the benefit amount will be prorated based on the portion of the year during which the non-employee Director was alive. Benefits under this plan are paid from the general assets of the Company and may not be assigned, pledged or otherwise transferred.

     On July 19, 1994, the Company extended Mr. Joseph's employment agreement as President and Chief Executive Officer through December 31, 1994. Pursuant to this agreement, during 1995 Mr. Joseph served as Chairman of the Board of Directors, provided assistance to senior management for 1995 and received an annual salary of $500,000. In addition, pursuant to the agreement, Mr. Joseph was paid relocation costs and a lump sum payment from the Augat Inc. Supplementary Employee Retirement Plan amounting to approximately $2.7 million in 1995.

RETIREMENT PROGRAM

     The Company maintains a non-contributory Pension Plan (the "Plan") for the benefit of its domestic employees. Eligible employees with one year of service who have reached age 21 are covered by the Plan, which provides for pension payments after retirement or termination of employment after reaching age 65 or completion of five years of vested service.

     Plan benefits are based on an employee's years of benefit service and five-year average of base compensation rates in the years prior to retirement or termination. Generally, the Plan provides for an annual life annuity benefit upon retirement at age 65 equalling .95% of average compensation up to Social Security Covered Compensation plus 1.35% of average compensation in excess of Social Security Covered Compensation for each year of benefit service (up to 35 years). The Plan includes certain minimum benefit guarantees based upon prior benefit formulas.

     The Company also maintains a Supplementary Employee Retirement Plan (the "SERP") for the benefit of its executives designated by the Board. The aggregate annual pension payable from the SERP and the Plan is 60% of highest base salary plus 50% of the management bonus earned in the same calendar year, in any of the last five years of employment, prorated if service is less than 15 years, reduced by 100% of Social Security and other qualified plan benefits. Such benefits, unless optional forms are chosen, are paid as a life annuity, or as a joint and survivor annuity, if the participant is married, at age 62.

     The table below shows the aggregate annual pension that would be payable under the Plan and the SERP, prior to deduction for social security, under various assumptions as to highest Plan salary and years of benefit service.

                               PENSION PLAN TABLE

                                                                    YEARS OF BENEFIT SERVICE
                                                              ------------------------------------
                    HIGHEST PLAN SALARY                          5            10        15 OR MORE
-----------------------------------------------------------   --------     --------     ----------
$160,000...................................................   $ 32,000     $ 64,000      $ 96,000
 260,000...................................................     52,000      104,000       156,000
 360,000...................................................     72,000      144,000       216,000
 460,000...................................................     92,000      184,000       276,000
 560,000...................................................    112,000      224,000       336,000

     The salary used for the Plan and the SERP as of December 31, 1995 and the approximate number of years of benefit service as of December 31, 1995 for officers named in the table under Executive Compensation are: William R. Fenoglio $440,000, 1 year; Larry E. Buffington $260,000, 4 years; Sam Smookler $232,500, 1 year; L. Ronald Hoover $254,000, 4 years; and Anthony F. Lefkowicz $313,000, 8 years.

                   PROPOSAL 2 -- APPROVAL OF 1996 STOCK PLAN

     On February 13, 1996, the Board adopted, subject to shareholder approval, the Company's 1996 Stock Plan (the "1996 Plan"). Under the terms of the 1996 Plan, the Company is authorized to make awards of restricted stock and to grant incentive and non-statutory options to employees and directors of the Company to purchase up to 1,000,000 shares of common stock, of which options to purchase 40,000 shares have been granted as of March 1, 1996, subject to shareholder approval. Any shares of the Company's common stock issued pursuant to the 1996 Plan which are returned to the Company shall be available for future awards under the 1996 Plan. The purpose of the 1996 Plan is to ensure that the Company may continue to attract and retain key employees and directors who are expected to contribute to the Company's growth and success. The maximum number of shares of common stock for which options and restricted stock awards may be granted under the Plan to any one individual during any calendar year is 100,000 shares for the Chief Executive Officer and 50,000 shares for all other individuals.

     Because option grants under the 1996 Plan are discretionary, the Company cannot now determine the number of options to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees or directors as a group. The number of such options shall be determined by the Compensation Committee of the Board of Directors, pursuant to the terms of the 1996 Plan. For additional information concerning the ownership of options by the named executive officers of the Company, see "Executive Compensation" above.

     No restricted stock award shall be made if the award would cause the number of shares subject to restricted stock awards under the Plan to exceed 300,000 shares of the Company's common stock.

     The following summary of the 1996 Plan is qualified in its entirety by the full text of the 1996 Plan, a copy of which may be obtained by stockholders of the Company upon request directed to the Company's Treasurer at 89 Forbes Boulevard, Mansfield, Massachusetts 02048.

ELIGIBILITY

     All officers, directors and employees of the Company and its subsidiaries are eligible to receive incentive stock options, non-statutory stock options and restricted stock awards under the 1996 Plan. Non-employee directors are only eligible to receive a mandatory grant of options to purchase 5,000 shares of common stock, at fair market value, on the date he or she is elected or reelected to the Board of Directors. Mandated options vest 25% after one year with an additional 25% vesting for each subsequent year. An award of mandated options will be reduced to the extent that a non-employee director receives a grant of mandated options under another stock option plan maintained by the Company. Non-employee directors are not eligible to receive awards of restricted stock or any other options.

STOCK OPTIONS

     Administration, Option Exercise and Price. The 1996 Plan will be administered by the Board of Directors of the Company or any other committee designated by the Board of Directors to administer the Plan (the "Committee"), which will designate the optionees, option prices, dates of grant and terms of exercise. The Committee members must qualify as "disinterested persons" as defined for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and must also qualify as "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. Any construction or interpretation of the terms and provisions of the 1996 Plan by such Committee shall be final and conclusive. Incentive and non-statutory options issuable under the 1996 Plan shall expire no later than 5 years from the date of grant. The exercise price may not be less than 100% of the fair market value for incentive stock options and non-statutory options granted to employees, provided, that the exercise price for an incentive stock option awarded to a person owning 10% or more of the Company's common stock may not be less than 110% of fair market value. Options granted under the 1996 Plan may provide for the payment of the exercise price of such options by the delivery of a check to the order of the Company in an amount equal to the exercise price of such options, or by delivery to the Company of shares of common stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment.

     It is expected that options granted under the 1996 Plan will generally be exercisable on a cumulative basis in installments as to 25% of the shares commencing one year after the date of grant with the balance becoming exercisable in three installments of 25% per year thereafter. Options are not assignable or transferable except by will or the laws of descent and distribution. An optionee may exercise the option, to the extent vested, up to three months after the optionee ceases to be an employee, or up to the earlier of the end of the original option term, and the period of four and one-half years after the date of optionee's termination or retirement from the Board of Directors in the case of mandated options to non-employee directors. If the optionee becomes disabled, the optionee may exercise the option for a period of six months after the date the optionee ceases to be employed by the Company because of such disability. If the optionee dies while an employee of the Company, the person to whom the option is transferred by will or the laws of descent and distribution may exercise the option within one year after the date of the optionee's death.

     Special Provisions for Incentive Stock Options. In accordance with the provisions of the Tax Reform Act of 1986, the 1996 Plan provides that no incentive stock option granted under the 1996 Plan can, together with any other incentive stock option granted under any other plan, become exercisable for the first time in any one calendar year for shares of common stock with an aggregate fair market value (at the date of grant) of more than $100,000.

RESTRICTED STOCK AWARDS

     Restricted stock awards entitle the participant to purchase common stock from the Company under terms which provide for vesting over a period of at least three years and a right of repurchase of unvested stock when the recipient's relationship with the Company terminates. The Committee selects the recipients of restricted stock awards and (i) determines the number of shares of common stock to be issued and sold to the recipient, (ii) the price, which can be less than the fair market value, but not less than par value, of the common stock, and (iii) the vesting schedule for such shares. No vesting may occur until three years have elapsed from the date of grant. The Committee may also subject a grant to such additional conditions as it deems appropriate, including conditions based upon the achievement of specified performance objectives as may be established by the Committee which may be based on earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, reductions in non-performing assets, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance objectives may be particular to the recipient or the division, department, branch, line of business, subsidiary or other unit in which the recipient works, or may be based on the performance of the Company generally, and may cover such period as may be specified by the Committee. The recipient may not sell, transfer or otherwise dispose of such stock until it vests. The price set by the Board shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient. Upon termination of the recipient's employment with the Company, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following any such termination to repurchase for cash those shares which are not vested on the termination date at a price equal to their original purchase price. It is anticipated that the repurchase right will generally terminate as to 100% of the shares three years from the date of the award.

NO REPRICING

     The Board has no authority, with or without the consent of affected option holders, to cancel outstanding options and issue new options with a lower exercise price in substitution for the canceled options.

MERGERS, ETC.

     In the event (a) of any merger or consolidation in which the outstanding shares of common stock are exchanged for securities, cash or property of a third party (other than any merger or consolidation with any wholly-owned subsidiary of the Company), (b) that all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other person or entity, or (c) of a liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company, shall provide for such successor corporation to assume the obligations of the Company with regard to awards and, as to outstanding options, shall provide that all outstanding options shall become exercisable in full immediately prior to such event (except as otherwise provided in the option agreement) and shall either (i) provide that all unexercised options shall be assumed, or equivalent options shall be substituted by the acquiring or successor corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Internal Revenue Code (the "Code"), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation unless exercised by the optionee within a specified number of days (but not less than fifteen days) following the date of such notice.

     The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board may at any time amend or modify the terms of the 1996 Plan in any respect except that, without the approval of the shareholders of the Company, the Board may not materially increase the benefits accruing to participants under such plan, materially increase the number of shares which may be issued under such plan, increase individual limits on grants of options or restricted stock units, or materially modify the requirements as to eligibility for participation under such plan.

WITHHOLDING TAXES AND NET EXERCISE OPTIONS

     Subject to the discretion of the Company, an optionee may elect to satisfy federal, state or local withholding tax requirements incurred in connection with the exercise of an option, in whole or in part, by (i) causing the Company to withhold shares of common stock which would otherwise be issued to the optionee pursuant to the exercise of an option, or (ii) delivering to the Company shares of common stock already owned by the optionee.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of non-statutory and incentive stock options.

     Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a non-statutory stock option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, on the exercise of such option by an officer or director of the Company or other person required to report under
Section 16 of the Securities Exchange Act of 1934 (a "Reporting Person"), no income will be recognized by such optionee until the date which is six months after the date of grant, and the income then recognized will include any appreciation in the value of the shares during such period unless the officer or director makes an election under Section 83(b) of the Code to have the difference between the exercise price and fair market value at the time of exercise recognized as ordinary income as of the time of exercise. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

     Incentive Stock Options. As in the case of non-statutory options, no taxable income will be recognized by the optionee upon the grant of an incentive stock option. However, unlike non-statutory options, no taxable income will be recognized by the optionee upon the exercise of an incentive stock option, and no corresponding expense deduction will be available to the Company. Generally, if an optionee holds shares acquired upon the exercise of incentive stock options for the later of (i) two years from the grant of the option, or (ii) one year from the date of transfer of the purchased shares to the optionee (the "Statutory Holding Period"), any gain recognized by the optionee on a subsequent sale of such shares will be treated as long-term capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from time of grant to the time of exercise, and to treat such increase as capital gain.

     If the optionee sells the shares prior to the expiration of the Statutory Holding Period, the optionee will realize income taxed at ordinary income tax rates in an amount equal to the lesser of (i) the value of the shares on the date of exercise less the option price, or (ii) the amount realized on the date of sale less the option price, and the Company will receive a corresponding business expense deduction. The amount by which the proceeds of sale exceed the fair market value of shares on the date of exercise will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If the optionee sells the stock for less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be a long-term capital loss if the shares are held for more than one year prior to the sale and as a short-term capital loss if the shares are held for a shorter period.

     For purposes of the "alternative minimum tax" applicable to individuals the exercise of an incentive stock option is treated the same as a non-qualified stock option. Thus, in the year of option exercise an optionee must generally include in his alternative minimum taxable income the difference between the exercise price and the fair market value of the stock on the date of exercise, and in the year of sale any additional gain or loss is included in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at a rate of 26% or 28%, depending on the amount of alternative minimum taxable income, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     If an optionee transfers "statutory option stock" (which includes stock acquired through the exercise of an incentive stock option) to exercise stock options prior to the expiration of the applicable holding periods, the optionee will recognize ordinary income and the Company will receive a corresponding business expense deduction in an amount equal to the lesser of (i) the fair market value of the statutory option stock on the date it was acquired less its exercise price, or (ii) the fair market value of such statutory option stock on the date of the exchange less its adjusted basis. The amount by which the fair market value of the statutory option stock on the date of the exchange exceeds the fair market value on the date it was acquired will be treated as long-term or short-term capital gains.

     Restricted Stock Awards. If an award is subject to forfeiture provisions and restrictions on transfer (a "Restricted Award"), neither the Company nor the recipient of an award will realize any federal tax consequences at the time such award is granted under the 1996 Plan unless the recipient makes an election under Section 83(b) of the Code. If the recipient of a Restricted Award makes a
Section 83(b) election within 30 days of the date of grant, or if the recipient is granted an award that is not subject to forfeiture provisions and restrictions on transfer, then the recipient will recognize ordinary income, for the year in which the award is received, in an amount equal to the difference between the fair market value of the common stock at the time the award is made and the purchase price paid for the common stock. If the Section 83(b) election is not made with respect to a Restricted Award, the recipient will recognize ordinary income, at the time that the forfeiture provisions and restrictions on transfer lapse (or, the recipient is a Reporting Person, if later, the date which is six months after the date of transfer would be able to sell such stock without being subject to suit under Section 16(b) of the Securities Exchange Act of 1934), in an amount equal to the difference between the fair market value of the common stock at that time and the original purchase price per share. When the recipient sells the stock, he or she will recognize a capital gain or loss at the time of sale on the difference between his or her basis (the price paid plus any taxed amount) and the sale price. Such capital gain or loss will be a long-term capital gain or loss if the stock is held for more than one year from the date of grant if a Section 83(b) election is made, and, for all other cases, for more than one year from the date that the forfeiture provisions or restrictions on transfer lapse. The Company will be entitled to deduct, subject to Section 162(m), as compensation expense, the same amount as the recipient shall include as ordinary income and such deduction shall take place in the Company's tax year which includes the last day (generally December 31) of the recipient's tax year in which the income is recorded for federal tax purposes.

     Compliance with Internal Revenue Code Section 162(m). As noted above, in the discussion on page 9, the Compensation Committee intends to comply with the provisions of Section 162(m).

RECOMMENDATION

     The 1996 Plan will not be effective unless approved by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting. The Board recommends a vote FOR the proposal.

               PROPOSAL 3 -- APPROVAL OF 1996 STOCK RETAINER PLAN
                           FOR NONEMPLOYEE DIRECTORS

     On February 13, 1996, the Board adopted, subject to shareholder approval, the Company's 1996 Stock Retainer Plan for Nonemployee Directors (the "1996 Retainer Plan"). Under the terms of the 1996 Retainer Plan, the Company is required to make awards of cash and common stock to nonemployee directors of the Company in the amount of $15,000 per year for each individual, none of which have been granted as of March 1, 1996. The Company has reserved an aggregate of 50,000 shares of the Company's common stock, $.10 par value per share, for issuance under the Plan. Any shares of the Company's common stock issued pursuant to the 1996 Retainer Plan which are returned to the Company shall be available for future awards under the 1996 Retainer Plan. The purposes of this Plan are (a) to further align the interests of nonemployee directors of the Company with the interests of the Company's shareholders, (b) to stimulate and sustain constructive and imaginative thinking by such nonemployee directors, and
(c) to induce the service or continued service of the most highly qualified individuals to serve as nonemployee directors of the Company.

     Because the number of shares to be issued under the 1996 Retainer Plan will vary, depending on the price at which the common stock is trading on the date for determining the award, the Company cannot now determine the number of shares to be received by any particular current director, or the directors as a group.

For additional information concerning the ownership of shares by the directors of the Company, see "Executive Compensation" and "Directors' Compensation" above.

     The following summary of the 1996 Retainer Plan is qualified in its entirety by the full text of the 1996 Retainer Plan, a copy of which may be obtained by shareholders of the Company upon request directed to the Company's Treasurer at 89 Forbes Boulevard, Mansfield, Massachusetts 02048.

ELIGIBILITY

     All nonemployee directors are eligible to participate in the 1996 Retainer Plan. The amounts and nature of the Stock Retainers granted under the 1996 Retainer Plan shall be automatic, as outlined below.

STOCK RETAINER AWARDS

     Plan Administration. The 1996 Retainer Plan is to be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). All questions of interpretation of the 1996 Retainer Plan shall be determined by the Committee.

     The Company shall pay to each nonemployee director in office on January 1 of each calendar year beginning after 1995 a retainer (the "Retainer Amount"), half in the form of cash and half in the form of common stock. For 1996 and future years the Retainer Amount shall be $15,000, subject to amendment. The number of shares of common stock to be paid shall be determined by dividing half the Retainer Amount by the price of the common stock at the close of trading on the date of the regularly scheduled meeting of the Board of Directors which occurs in December of the preceding year, or, if there is no such meeting, the last day of the previous year on which the common stock was traded.

     The Company shall pay the stock retainer in two substantially equal installments in the first week of the first and second calendar quarters of such year and the cash retainer in two substantially equal installments in the first week of the third and fourth calendar quarters of the year. However, for 1996 only, the cash retainer shall be paid in the first and second quarters and the stock retainer in the third and fourth quarters.

     If a nonemployee director ceases to serve in a calendar year, no further installments of the Retainer Amount shall be paid after the date such individual ceases to serve. If an individual becomes a Director during a calendar year, such individual shall receive a prorated retainer. Such reduced retainer shall be paid half in the form of cash and half in the form of common stock, with the number of shares of common stock to be paid determined as outlined above. Such prorated retainer shall be paid in equal installments during the first week of each calendar quarter remaining in such year.

AMENDMENT AND TERMINATION OF THE PLAN

     This Plan may be terminated, suspended or amended at any time by the Board of Directors upon the recommendation of the Committee; provided however, that
(i) no amendment shall become effective without the approval of the shareholders of the Company to the extent shareholder approval is required in order to comply with Rule 16b-3 of the Securities Exchange Act of 1934 ("Exchange Act"), and
(ii) neither the Retainer Amount, nor any other provision of this Plan affecting the number of shares of common stock received pursuant to a stock retainer or the frequency with which stock retainers are paid, shall be amended or otherwise modified more than once every six months, except as may be necessary or appropriate to conform with the Internal Revenue Code or the Employee Retirement Income Security Act, as either of the same may be amended, or the rules and regulations promulgated thereunder.

     No termination, suspension or amendment of this Plan shall adversely affect any stock retainer theretofor paid.

WITHHOLDING TAXES

     Payments of the stock retainer are not subject to withholding. However, nonemployee directors may be subject to requirements to make estimated tax payments.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of the Stock Retainers granted.

     Grantees must recognize income in an amount equal to the fair market value of the shares of common stock on a date which is six months after the date such shares are received, unless the grantee makes an election under Section 83(b) of the Code to have the fair market value of the shares of common stock recognized as ordinary income as of the time of receipt. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the grantee. If the grantee sells the shares of common stock, he or she will recognize a capital gain or loss at a time of sale on the difference between his or her basis (the amount taxed as ordinary income) and the sale price. Such capital gain or loss will be a long-term capital gain or loss if the stock is sold from more than one year from the date of receipt of a Section 83(b) election is made, and for all other cases, for more than one year from the date that is six months after the date of receipt.

RECOMMENDATION

     The 1996 Retainer Plan will not be effective unless approved by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting. The Board recommends a vote FOR the proposal.

                PROPOSAL 4 -- APPROVAL OF 1996 STOCK BONUS PLAN
                             FOR SENIOR EXECUTIVES

     On February 13, 1996, the Board adopted, subject to shareholder approval, the Company's 1996 Stock Bonus Plan for Senior Executives (the "1996 Bonus Plan"). Under the terms of the 1996 Bonus Plan, half of any bonus payable to a senior executive shall be paid in the form of cash and half shall be paid in the form of common stock (the "Stock Bonus"). The Company has reserved an aggregate of 150,000 shares of the Company's common stock, $.10 par value per share, for issuance under the Plan. Any shares of the Company's common stock issued pursuant to the 1996 Bonus Plan which are returned to the Company shall be available for future awards under the 1996 Bonus Plan. The purposes of this Plan are (a) to further align the interests of senior executives of the Company with the interests of the Company's shareholders, (b) to stimulate and sustain constructive and imaginative thinking by such senior executives, and (c) to induce the service or continued service of the most highly qualified individuals to serve as senior executives of the Company.

     Because the number of shares to be issued under the 1996 Bonus Plan will vary, depending on the amount of the bonus payable to each senior executive and the price at which the common stock is trading on the date for determining the award, the Company cannot now determine the number of shares to be received by any particular current senior executive, or the senior executives as a group. For additional information concerning the ownership of shares by the named executive officers of the Company, see "Executive Compensation" above.

     The following summary of the 1996 Bonus Plan is qualified in its entirety by the full text of the 1996 Bonus Plan, a copy of which may be obtained by stockholders of the Company upon request directed to the Company's Treasurer at 89 Forbes Boulevard, Mansfield, Massachusetts 02048.

ELIGIBILITY

     All senior executives designated by the Compensation Committee of the Board of Directors or any other committee designated by the Board of Directors to administer the Plan (the "Committee") are eligible to participate in the Stock Bonus Plan.

STOCK BONUSES

     The Stock Bonus Plan is to be administered by the Committee. All questions of interpretation of the Plan shall be determined by the Committee.

     Half of any bonus payable to a Senior Executive shall be paid in the form of cash and half shall be paid in the form of common stock. The number of shares of common stock to be paid shall be determined by dividing the amount of the Stock Bonus by the price of the common stock at the close of trading on the day next preceding the date of payment of the bonus, or, if such day shall be a day on which the shares of the Company's common stock were not traded, on the next preceding trading day.

     If any part of the bonus is deferred under the Augat Inc. Deferred Compensation Plan, half of the deferred bonus shall be subject to the terms of said plan and the other half of said bonus shall be held in an account in stock units, in accordance with the Deferred Compensation Plan. Whenever a dividend is paid on the common stock, the amount of the stock account under the Deferred Compensation Plan shall be increased by an amount equal to the dividend per share multiplied by the number of stock units. When the account is distributed, the Senior Executive shall receive the value of the units in the form of cash, based on the value of the common stock at the close of trading on the day preceding payment, or, if such day shall be a day on which the shares of the Company's common stock were not traded, on the next preceding trading day.

AMENDMENT AND TERMINATION OF THE PLAN

     This Plan may be terminated, suspended or amended at any time by the Board of Directors upon the recommendation of the Committee; provided, however, that no amendment shall become effective without the approval of the shareholders of the Company to the extent shareholder approval is required in order to comply with Rule 16b-3 of the Exchange Act. No termination, suspension or amendment of this Plan shall adversely affect any Stock Bonus previously paid.

WITHHOLDING TAXES

     The Company will have the right to deduct from any payments due to an optionee or recipient of an award any federal, state or local taxes required to be withheld with respect to any shares issued under the Plan. Subject to the Company's approval, and to the provisions of Rule 16b-3 under the Exchange Act, a grantee may elect to satisfy withholding requirements incurred, in whole or in part, by (i) having the Company withhold shares of common stock which would otherwise be issuable, or (ii) delivering to the Company shares of common stock already owned by the grantee. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Board of Directors as being the price of the common stock of the Company at the close of trading on the date the withholding obligation was so satisfied.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of the Stock Bonuses granted.

     Grantees must recognize income in an amount equal to the fair market value of the shares of common stock on the date such shares are received. However, if the grantee is a Reporting Person, the grantee will recognize ordinary income on the date which is six months after such shares are received and such income will include any increase in the fair market value of the shares during such period, unless the grantee makes an election under Section 83(b) of the Code to have the fair market value of the shares of common stock recognized as ordinary income as of the time of receipt. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the grantee, subject to Section 162(m). If the grantee sells the shares of common stock, he or she will recognize a capital gain or loss at a time of sale on the difference between his or her basis (the amount taxed as ordinary income) and the sale price. Such capital gain or loss will be a long-term capital gain or loss if the stock is sold from more than one year from the date of receipt and for Reporting Persons, for more than one year from the date that is six months after the date of receipt, unless such person makes a
Section 83(b) election.

RECOMMENDATION

     The 1996 Bonus Plan will not be effective unless approved by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting. The Board recommends a vote FOR the proposal.

              PROPOSAL 5 -- RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP to act as the Company's auditor for the current fiscal year, subject to the ratification of such selection by the shareholders at their annual meeting. Proxies will be voted in favor of such ratification unless a contrary intent is indicated.

     Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Shareholders. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from shareholders.

SHAREHOLDER PROPOSALS

     Shareholder proposals for inclusion in proxy materials for the 1997 Annual Meeting should be addressed to the Company's Clerk, 89 Forbes Boulevard, P.O. Box 448, Mansfield, Massachusetts 02048 and must be received on or before November 25, 1996.

OTHER MATTERS

     Management knows of no other matters which may come before the meeting. If any other matters are properly presented, it is the intention of the persons named in the proxy to vote or otherwise act in accordance with their best judgment.

     EACH YEAR THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS REPORT INCLUDES A COPY OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1995 AS WELL AS ADDITIONAL DESCRIPTION OF THE BUSINESS, FINANCIAL DATA, ETC. ANY SHAREHOLDER MAY OBTAIN A COPY OF THE 10-K REPORT WITHOUT EXHIBITS AT NO CHARGE BY WRITING TO ELLEN B. RICHSTONE, AT AUGAT INC., 89 FORBES BOULEVARD, POST OFFICE BOX 448, MANSFIELD, MASSACHUSETTS 02048.

                                          By order of the Board of Directors

                                          Thomas E. Neely, Clerk

March 25, 1996

                        ANNUAL MEETING OF SHAREHOLDERS
P             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
R                                 DIRECTORS
O
X
Y       The undersigned hereby appoints William R. Fenoglio and Thomas E.
   Neely, and each of them with full power of substitution, as proxies to represent and vote all shares of stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Shareholders of Augat Inc. to be held at The Enterprise Room, State Street Bank and Trust Company, 5th Floor, 225 Franklin Street, Boston, Massachusetts, on Tuesday, April 23, 1996 at 1:30 P.M. Eastern Time and at any adjournments thereof, with respect to the matters indicated on this proxy.



        This proxy will be voted FOR Proposals 1, 2, 3, 4 and 5 unless instructions to the contrary are indicated on the reverse side of this card.


       (Continuted and to be signed on reverse side.)
                                                 -----------
                                                 SEE REVERSE
                                                     SIDE
                                                 -----------

/X/ Please mark
    votes as in
    this example.

The Board of Directors recommends a vote FOR the following proposals:

1.  The election of two Directors in Class II.

Nominees:  John D. Curtin, Jr. and Thomas C. McDermott

              FOR            WITHHELD
              / /              / /

/ /
   --------------------------------------
Instructions:  To withhold authority to
vote for an individual nominee mark their name in the space provided above.


PLEASE MARK INSIDE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES.


                                                      FOR   AGAINST   ABSTAIN
                  2.  Proposal to approve the 1996    / /     / /       / /
                      Stock Plan.

                  3.  Proposal to approve the 1996    / /     / /       / /
                      Stock Retainer Plan for
                      Nonemployee Directors.
MARK HERE   / /
FOR ADDRESS       4.  Proposal to approve the 1996    / /     / /       / /
CHANGE AND            Stock Bonus Plan for Senior
NOTE BELOW            Executives.

                  5.  Proposal to ratify the selec-   / /     / /       / /
                      tion of Deloitte & Touche LLP
                      as the Company's auditor.

                      In their discretion, the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

                 Please sign exactly as your name appears opposite. Each joint owner must sign.


                 Signature:                                   Date
                            ----------------------------------     ------------

                 Signature:                                   Date
                            ----------------------------------     ------------

                                 AUGAT INC.

                               1996 STOCK PLAN

                               February 13, 1996
                               -----------

1.       Purpose.
         -------

         The purpose of this plan (the "Plan") is to secure for Augat Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of the Company and its parent (if any) and subsidiary corporations who are expected to contribute to the Company's future growth and success.

2.       Options, Awards, and Administration.
         -----------------------------------

         (a) OPTIONS AND AWARDS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-statutory options which are not intended to meet the requirements of Section
422. Awards granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company and shall meet the requirements of Section 5 of the Plan.

         (b) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company or any other committee designated by the Board of Directors to administer the Plan (the "Committee"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Committee, constituted in accordance with Section 2(d) below, may in its sole discretion (i) make awards for the purchase of shares of the Company's Common Stock, $.10 par value per share ("Common Stock"), pursuant to
Section 5, (ii) grant options to purchase shares of the Company's Common Stock, pursuant to Section 6, and (iii) issue shares upon exercise of options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective awards, option agreements, and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective awards and option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award or option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency.

No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith.

         (c) APPLICABILITY OF RULE 16B-3. Those provisions of the Plan which make explicit reference to Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") shall apply only to such persons as are required to file reports (a "Reporting Person") under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act").

         (d) GRANTS TO OFFICERS AND DIRECTORS. The selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an award or stock option, the selection of an employee as a recipient of an award or stock option, the timing of a grant of an option or award, the exercise or purchase price related to the same and the number of shares subject to the option or award, or any conditions or waivers thereof shall be determined by the Committee, which shall consist of two or more directors, each of whom shall be a "disinterested person"; provided, however, that each non-employee director shall be granted "Mandated Options" (as hereinafter defined) pursuant to the provisions set forth below and shall not be eligible to receive any other options hereunder. No non-employee director shall be eligible to receive a restricted stock award under the Plan. For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person (i) qualifies as a "disinterested person" within the meaning of paragraph (d)(3) of Rule 16b-3 (or any successor rule), as such term is interpreted from time to time and (ii) qualifies as an "outside director" for purposes of Section 162(m) of the Code. The term "Mandated Options" shall mean options to purchase 5,000 shares of Common Stock, subject to adjustment as provided in Section 10, below, which shall be granted, beginning in 1996, to each non-employee director on the date he or she is elected or re-elected to the Board of Directors. Mandated Options shall (a) be exercisable on a cumulative basis in installments of 1,250 shares per year, commencing one year from the date of grant, (b) have a purchase price per share of 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option and (c) expire five years from the date of grant. Notwithstanding the foregoing, if a non-employee director is granted an option in connection with his or her election or re-election to the Board of Directors under any other stock option plan adopted by the Company, the number of shares of Common Stock for which a Mandated Option under this Plan is exercisable shall be reduced, share for share, by the number of shares for which any such option is granted under such other plans.

3.       Eligibility.
         -----------

         Options and awards may be granted or made to persons who are, at the time of grant or award, officers, employees or directors of the Company or any Parent Corporation or Subsidiary (as those terms are defined in Section 14 hereof); PROVIDED THAT Incentive Stock Options shall be granted only to employees of the Company. No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, capital stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the requirements of subparagraph (g)(ii) of Section 6 are satisfied. The attribution of stock ownership provisions of Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Committee shall so determine.

4.       Stock Subject to Plan.
         ---------------------

         Subject to adjustment as provided in Section 9 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,000,000 shares and the number of shares of Common Stock of the Company for which options or restricted stock awards may be awarded in any calendar year, in the aggregate, shall not exceed 100,000 shares for the Chief Executive Officer or 50,000 shares for any other individual. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. Any shares of Common Stock subject to an award which are not purchased by the recipient of the award, or which are purchased by the recipient of the award but later repurchased by the Company in accordance with the terms of the award or the Plan, shall again be available for purposes of the Plan. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for purposes of the Plan.

5.       Awards.
         ------

         A restricted stock award ("award") shall consist of the sale and issuance by the Company of shares of Common Stock, and purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 5 and elsewhere in the Plan.

         (a) EXECUTION OF RESTRICTED STOCK AWARD. As a condition to an award under the Plan, each recipient of an award shall execute an agreement substantially in the form set forth as EXHIBIT A to the Plan or in such other form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

         (b) PRICE. The Board of Directors shall determine the price (which shall be not less than the par value of Common Stock) at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, sell and issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock, provided that the price shall not be less than the par value of the Common Stock on the date of grant. The purchase price shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient.

         (c) NUMBER OF SHARES. The award shall specify the number of shares of Common Stock granted thereunder.

         (d) RESTRICTIONS ON TRANSFER. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

              (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period." The Restricted Period applicable to an award shall end no earlier than the third anniversary of the date the award is made. In addition, vesting of an award may be subject to such additional conditions as the body established under the first sentence of Section 2(d) deems appropriate, including conditions based upon the achievement of such specified performance objectives as may be established by the Committee which may be based on earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, reductions in non-performing assets, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance objectives may be particular to the recipient or the division, department, branch, line of business, subsidiary or other unit in which the recipient works, or may be based on the performance of the Company generally, and may cover such period as may be specified by the Committee.

              (2) In the event that a recipient's employment with the Company, a Parent Corporation or a Subsidiary is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination of employment to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination of employment occurs within the last three months of the applicable restrictions, the restrictions shall continue to apply until the expiration of the Company's three month option period.

              (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. The preceding sentence shall not be applicable with respect to awards which the Committee intends to qualify as performance-based compensation for purposes of Section 162(m) of the Code. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award, such other restrictions on any shares of Common Stock issued pursuant to such award as the Board may deem advisable and in the best interests of the Company and its shareholders.

         (e) ADDITIONAL SHARES. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

         (f) TRANSFERS IN BREACH OF AWARD; REPURCHASED SHARES. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer was made or attempted.

         (g) ADDITIONAL AWARD PROVISIONS. The Committee may, in its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

         (h) RESTRICTIONS. No award shall be made if the award would cause the number of shares subject to awards under the Plan to exceed 300,000 shares of Common Stock of the Company.

6.       Options.
         -------

         (a) EXECUTION OF OPTION AGREEMENTS. As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors. Such option agreements may differ among recipients.

         (b) PURCHASE PRICE; PAYMENT FOR STOCK. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Committee, PROVIDED THAT (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Committee, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in subparagraph (g)(ii) of Section 6, and (ii) in the case of a non-statutory option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Committee, at the time of grant of such option. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee.

         (c) OPTION PERIOD. Each option and all rights thereunder shall expire on such date as the Committee shall determine, but, in no event after the expiration of five years from the day on which the option is granted and shall be subject to earlier termination as provided in the Plan.

         (d) EXERCISE OF OPTIONS. Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

         (e) NONTRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution; provided however that non-statutory options may be transferred pursuant to a qualified domestic relation order (as defined in Rule 16b-3). During the life of the optionee, the option shall be exercisable only by such person.

         (f) EFFECT OF TERMINATION OF EMPLOYMENT OR DIRECTORSHIP. No option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by, or a director of, the Company, a Parent Corporation or a Subsidiary except that if and to the extent the option agreement or instrument so provides:

              (i) the option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the option agreement or instrument);

             (ii) if the optionee dies while in the employ of the Company, a Parent Corporation or a Subsidiary or within three months after the optionee ceases to be such an employee, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the option agreement or instrument);

            (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, a Parent Corporation or a Subsidiary, the option may be exercised within the period of six months after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the option agreement or instrument); and

             (iv) if the optionee is a director of the Company, a Parent Corporation or a Subsidiary, the option may be exercised up to the earlier of the end of the original option term, and the period of four and one-half years after the date of the optionee's termination or retirement as a director;

PROVIDED THAT in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

         (g)  INCENTIVE STOCK OPTIONS.   Options granted under the Plan which
are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

              (i)  DOLLAR LIMITATION.   Incentive Stock Options granted to any
                   employee under the Plan (and any other incentive stock option plans of the Company) shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

             (ii) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                        (A) The purchase price per share of the Common Stock
                   subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                        (B) The option exercise period shall not exceed five
                   years from the date of grant.

         Except as modified by the preceding provisions of this paragraph 6(g), all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

         (h) ADDITIONAL OPTION PROVISIONS. The Committee may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make or guarantee loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

         (i) ACCELERATION. The Board of Directors may, in its sole discretion, accelerate the date on which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such acceleration shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or if it would cause the disallowance of a compensation deduction under Section 162(m) of the Code.

7.       General Restrictions.
         --------------------

         (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an award is made or an option is granted, as a condition of purchasing the shares subject to such award or exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the award or option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

         (b) COMPLIANCE WITH SECURITIES LAWS. Each award and option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such award or option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such award or option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

8.       Rights as a Shareholder.
         -----------------------

         The recipient of an award or the holder of an option shall have no rights as a shareholder with respect to any shares covered by the award or option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9.       Adjustment Provisions.
         ---------------------

         (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the maximum number of shares for which options or awards may be made to any individual, (iii) the number and kind of shares or other securities subject to then outstanding options under this Plan, and (iv) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this
Section 9 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

         (b) Adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

10.      Mergers, etc.
         ------------

         (a) In the event of any merger or consolidation in which outstanding shares of common stock are exchanged for securities, cash or property of a third party (other than any merger or consolidation with any wholly-owned subsidiary of the Company), or in the event that all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other person or entity, or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall provide for the assumption by such successor corporation of the obligations of the Company with regard to awards and, as to outstanding options, shall provide that all outstanding options shall become exercisable in full immediately prior to such event (except as otherwise provided in the option agreement) and shall either (i) provide that all unexercised options shall be assumed, or equivalent options shall be substituted by the acquiring or successor corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code; or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation unless exercised by the optionee within a specified number of days (but not less than fifteen days) following the date of such notice.

         (b) The Company may grant options under the Plan in substitution for options held by employees of another corporation who currently become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

11.      No Special Employment Rights.
         ----------------------------

         Nothing contained in the Plan or in any award or option shall confer upon any recipient of an award or any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the recipient or optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time of such absence.

12.      Other Employee Benefits.
         -----------------------

         The value of an award granted to an employee, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received pursuant to an award or upon the exercise of an option will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

13.      Definition of Subsidiary and Parent Corporation.
         -----------------------------------------------

         (a) SUBSIDIARY. The term "Subsidiary" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (b) PARENT CORPORATION. The term "Parent Corporation" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

14.      Amendment of the Plan.
         ---------------------

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) increase the maximum number of shares which may be issued under the Plan or any limits applicable to individuals (except for adjustments specifically provided in the Plan), (c) materially modify the requirements as to eligibility for participation in the Plan or (d) modify or amend the Plan if the approval of the shareholders is required under Section 422 of the Code or any successor provisions with respect to Incentive Stock Options or under Rule 16b-3. The termination or any modification or amendment of the Plan shall not, without the consent of a recipient of an award or an optionee, affect his or her rights under an award previously made or an option previously granted to him or her. With the consent of the recipient of the award or of the optionee affected, the Board of Directors may amend outstanding awards or option agreements in a manner not inconsistent with the Plan but, except as provided in Section 10, above, may not reduce the purchase or exercise price. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

15.      Withholding.
         -----------

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. With the consent of the Company, which may be withheld in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by having the Company withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) delivering to the Company shares of Common Stock already owned by the optionee having a fair market value equal to such withholding obligation. An optionee who has made an election pursuant to this paragraph 14(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The fair market value of the shares used to satisfy such withholding obligation shall be determined in good faith by the Board of Directors as of the date that the amount of tax to be withheld is to be determined.

         (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

         (c) If the recipient of an award under the Plan elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

16.      No Repricing.
         ------------

         Neither the Committee nor the Board of Directors shall have any authority, with or without the consent of the affected option holders, to cancel outstanding options and issue new options with a lower exercise price in substitution for the cancelled options.

17.      Effective Date and Duration of the Plan.
         ---------------------------------------

         (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no options granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors. Amendments requiring shareholder approval (as provided in Section 15) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to these limitations, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) TERMINATION. Unless sooner terminated in accordance with Section 11, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the final vesting of awards or the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then awards and options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such awards, options and stock appreciation rights.

                                               Adopted by the Board of Directors
                                               on February 13, 1996
                                                  -----------

                                 AUGAT INC.

                              -----------------

             1996 STOCK RETAINER PLAN FOR NONEMPLOYEE DIRECTORS

         1. PURPOSES: The purposes of this Plan are (a) to further align the interests of nonemployee directors of the Company with the interests of the Company's shareholders, (b) to stimulate and sustain constructive and imaginative thinking by such nonemployee directors, and (c) to induce the service or continued service of the most highly qualified individuals to serve as nonemployee directors of the Company.

         2. DEFINITIONS: When used in this Plan, the following terms shall have the meanings set forth in this Section 2.

         BOARD OF DIRECTORS:  The Board of Directors of the Company.

         CODE:  The Internal Revenue Code of 1986, as amended.

         COMMITTEE: The Compensation Committee of the Board of Directors of the Company or any other committee designated by such Board of Directors to administer stock incentive and stock option plans of the Company and its Subsidiaries generally or this Plan specifically.

         COMMON STOCK: The common stock of the Company, par value $.10 per share, or such other class of shares or other securities or property as may be applicable pursuant to the provisions of Section 6.

         COMPANY:  Augat Inc., a Massachusetts corporation.

         ISSUANCE (OR WORDS OF SIMILAR IMPORT): The issuance of authorized but unissued shares of Common Stock or the transfer of issued shares of Common Stock held by the Company or a Subsidiary.

         NONEMPLOYEE DIRECTOR: An individual, not employed by the Company or a Subsidiary, who is serving as a director of the Company.

         PLAN: the 1996 Stock Retainer Plan for Nonemployee Directors herein set forth, as the same may from time to time be amended.

         RETAINER AMOUNT:  shall have the meaning set forth in Section 5 hereof.

         RULE 16B-3: Rule 16b-3 of the Securities and Exchange Commission (or any successor provision in effect at the applicable time).

         STOCK RETAINER:  shall have the meaning set forth in Section 5 hereof.

         SUBSIDIARY: A corporation (or other form of business association) of which shares (or other ownership interests) having 50% or more of the voting power regularly entitled to vote for directors (or equivalent management rights) are owned, directly or indirectly, by the Company.

         3. ELIGIBILITY AND PARTICIPATION: All Nonemployee Directors are eligible to participate in the Plan and each Nonemployee Director will participate as described in Section 5.

         4.  STOCK SUBJECT TO THIS PLAN:

         (a) Subject to the provisions of paragraph (c) of this Section 4 and the provisions of Section 6, the maximum number of shares of Common Stock that may be issued pursuant to Stock Retainers under this Plan shall not exceed in the aggregate 50,000 shares of Common Stock.

         (b) Authorized but unissued shares of Common Stock and issued shares of Common Stock held by the Company or a Subsidiary, whether acquired specifically for use under this Plan or otherwise, may be used for purposes of this Plan.

         (c) If any shares of Common Stock issued pursuant to a Stock Retainer shall, after issuance, be reacquired by the Company for any reason, such shares shall no longer be charged against the limitation provided for in paragraph (a) of this Section 4 and may again be issued pursuant to Stock Retainers.

         5.  STOCK RETAINERS:

         The Company shall pay to each Nonemployee Director in office on January 1 of each calendar year beginning after 1995 a retainer (the "Retainer
Amount"), half in the form of cash and half in the form of Common Stock. For 1996 and future years the Retainer Amount shall be $15,000, subject to amendment pursuant to Section 9. The number of shares of Common Stock to be paid shall be determined by dividing half the Retainer Amount by the closing sale price of the Common Stock (the "Issuance Price") at the close of trading on the date of the regularly scheduled meeting of the Board of Directors which occurs in December of the preceding year, or, if there is no such meeting, the last day of the previous year on which the Common Stock was traded. If the preceding calculation results in the payment of fractional shares, cash shall be paid in lieu of such fractional shares.

         The Company shall pay that part of the Retainer Amount payable in the form of stock (the "Stock Retainer") in two substantially equal installments in the first week of the first and second calendar quarters of such year and that part of the Retainer Amount payable in cash (the "Cash Retainer") in two substantially equal installments in the first week of the third and fourth calendar quarters of the year. Notwithstanding the preceding sentence, for 1996 only, the Cash Retainer shall be paid in the first and second quarters and the Stock Retainer in the third and fourth quarters of calendar year 1996.

         If a Nonemployee Director ceases to serve in a calendar year, no further installments of the Retainer Amount shall be paid after the date such individual ceases to serve as a Nonemployee Director. If an individual becomes a Director during a calendar year, such individual shall receive a reduced retainer determined by multiplying the Retainer Amount by a fraction, the numerator of which is the number of days remaining in the year and the denominator of which is 365. Such reduced retainer shall be paid in equal installments during the first week of each calendar quarter remaining in such year. Such reduced retainer shall be paid half in the form of cash and half in the form of Common Stock. The number of shares of Common Stock to be paid shall be determined by dividing half of the reduced Retainer Amount by the Issuance Price.

         6.  ADJUSTMENT PROVISIONS:

         (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, and (ii) the number of shares that have not yet been issued under effective Stock

Retainers. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 6 if such adjustment would cause the Plan to fail to comply with Rule 16b-3.

         (b) Adjustments under this Section 6 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

         7. TERM: This Plan shall be deemed adopted and shall become effective on the date it is approved by the shareholders of the Company. No Stock Retainers shall be paid under this Plan with respect to any period beginning after December 31, 2000.

         8.  GENERAL PROVISIONS:

         (a) The Committee shall supervise and administer the Plan. The amounts and nature of the Stock Retainers granted under the Plan shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or any such stock issued thereunder shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in this Plan.

         (b) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue to serve as a Nonemployee Director of the Company.

         (c) No shares of Common Stock shall be issued pursuant to a Stock Retainer unless and until all legal requirements applicable to the issuance of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance, the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, in respect of such matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

         (d) No person, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Retainer except as to such shares of Common Stock if any, as shall have been issued to him.

         (e) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to nonemployee directors that the Company now has or may hereafter put into effect.

         9.  AMENDMENTS AND TERMINATION:

         (a) This Plan may be terminated, suspended or amended at any time by the Board of Directors upon the recommendation of the Committee; provided, however, that (i) no amendment shall become effective without the approval of the shareholders of the Company to the extent shareholder approval is required in order to comply with Rule 16b-3, and (ii) neither the Retainer Amount, nor any other provision of this Plan affecting the number of shares of Common Stock received pursuant to a Stock Retainer or the frequency with which Stock Retainers are paid, shall be amended or otherwise modified more than once every six months, except as may be necessary or appropriate to comport with the Code or the Employee Retirement Income Security Act, as either of the same may be amended, or the rules and regulations promulgated thereunder.

         (b) No termination, suspension or amendment of this Plan shall adversely affect any Stock Retainer theretofore paid.

                                 AUGAT INC.

                              -----------------

                 1996 STOCK BONUS PLAN FOR SENIOR EXECUTIVES

        1. PURPOSES: The purposes of this Plan are (a) to further align the interests of senior executives of the Company with the interests of the Company's shareholders, (b) to stimulate and sustain constructive and imaginative thinking by such senior executives, and (c) to induce the service or continued service of the most highly qualified individuals to serve as senior executives of the Company.

        2. DEFINITIONS: When used in this Plan, the following terms shall have the meanings herein set forth in this Section 2.

        BOARD OF DIRECTORS:  The Board of Directors of the Company.

        CODE:  The Internal Revenue Code of 1986, as amended.

        COMMITTEE: The Compensation Committee of the Board of Directors of the Company or any other committee designated by such Board of Directors to administer stock incentive and stock option plans of the Company and its Subsidiaries generally or this Plan specifically.

        COMMON STOCK: The common stock of the Company par value $.10 per share, or such other class of shares or other securities or property as may be applicable pursuant to the provisions of Section 6.

        COMPANY:  Augat Inc., a Massachusetts corporation.

        ISSUANCE (OR WORDS OF SIMILAR IMPORT): The issuance of authorized but unissued Common Stock or the transfer of issued Common Stock held by the Company or a Subsidiary.

        PLAN: The 1996 Stock Bonus Plan for Senior Executives herein set forth, as the same may from time to time be amended.

        RULE 16B-3: Rule 16b-3 of the Securities and Exchange Commission (or any successor provision in effect at the applicable time).

         SENIOR EXECUTIVE: An individual, employed by the Company or a Subsidiary, who is serving as an executive of the Company and who has been designated as a Senior Executive for the purposes of the Plan.

         STOCK BONUS: An issuance of shares of Common Stock in payment of bonus to a Senior Executive.

         SUBSIDIARY: A corporation (or other form of business association) of which shares (or other ownership interests) having 50% or more of the voting power regularly entitled to vote for directors (or equivalent management rights) are owned, directly or indirectly, by the Company.

         3. ELIGIBILITY AND PARTICIPATION: All Senior Executives designated by the Committee are eligible to participate in the Plan.

         4.  STOCK SUBJECT TO THIS PLAN:

         (a) Subject to the provisions of paragraph (c) of this Section 4 and the provisions of Section 6, the maximum number of shares of Common Stock that may be issued pursuant to Stock Bonuses under this Plan shall not exceed in the aggregate 150,000 shares of Common Stock.

         (b) Authorized but unissued shares of Common Stock and issued shares of Common Stock held by the Company or a Subsidiary, whether acquired specifically for use under this Plan or otherwise, may be used for purposes of this Plan.

         (c) If any shares of Common Stock issued pursuant to a Stock Bonus shall, after issuance, be reacquired by the Company for any reason, such shares shall no longer be charged against the limitation provided for in paragraph (a) of this Section 4 and may again be issued pursuant to Stock Bonuses.

         5.  STOCK BONUSES:

         Half of any bonus payable by the Company to a Senior Executive shall be paid in the form of cash and half shall be paid in the form of Common Stock
(the "Stock Bonus"). Senior Executives shall have no discretion in the amount, nature or timing of any such payments. The number of shares of Common Stock to be paid shall be determined by dividing the Stock Bonus by the price of the Common Stock at the close of trading on the day preceding the date of payment of the bonus, or, if such day shall be a day on which the shares of the Company's Common Stock are not traded, on the next preceding trading day.

         If any part of the bonus is deferred under the Augat Inc. Deferred Compensation Plan, half of the deferred bonus shall be subject to the terms of said plan and the other half of said bonus shall be held in an account in stock units, in accordance with such Deferred Compensation Plan. Whenever a dividend is paid on the Common Stock, the amount of the stock account under the Deferred Compensation Plan shall be increased by an amount equal to the dividend per share multiplied by the number of stock units. When the account is distributed, the Senior Executive shall receive the value of the units in the form of cash, based on the value of the Common Stock at the close of trading on the day preceding payment, or, if such day shall be a day on which the shares of the Company's Common Stock are not traded, on the next preceding trading day.

         6.  ADJUSTMENT PROVISIONS:

         (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan and (ii) the number of shares that have not been issued under effective Stock Bonuses. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 6 if such adjustment would cause the Plan to fail to comply with Rule 16b-3.

         (b) Adjustments under this Section 6 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

         7. TERM: This Plan shall be deemed adopted and shall become effective on the date it is approved by the shareholders of the Company and shall apply to bonuses paid to Senior Executives after the date of approval. No Stock Bonuses shall be paid under this Plan with respect to any period beginning after December 31, 2000.

         8.  GENERAL PROVISIONS:

         (a) The Committee shall supervise and administer the Plan. The amounts and nature of the Stock Bonuses granted under the Plan shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or any such stock issued thereunder shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in this Plan.

         (b) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue to serve as a Senior Executive of the Company.

         (c) No shares of Common Stock shall be issued pursuant to a Stock Bonus unless and until all legal requirements applicable to the issuance of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance, the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, in respect of such matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

         (d) No person, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Bonus except as to such shares of Common Stock, if any, as shall have been issued to him.

         (e) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to Senior Executives that the Company now has or may hereafter put into effect.

         (f) The Committee may institute such rules and procedures as it deems necessary for compliance with Rule 16b-3.

         9.  AMENDMENTS AND TERMINATION:

         (a) This Plan may be terminated, suspended or amended at any time by the Board of Directors upon the recommendation of the Committee; provided however, that no amendment shall become effective without the approval of the shareholders of the Company to the extent shareholder approval is required in order to comply with Rule 16b-3.

         (b) No termination, suspension or amendment of this Plan shall adversely affect any Stock Bonus theretofore paid.